UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2022

SIGNAL HILL ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41281	82-2579543
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2810 N. Church Street, Suite 94644 Wilmington, DE	19802-4447
(Address of principal executive offices)	(Zip Code)

(646) 504-8172

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, which consist of one share of Class A common stock, par value $0.0001 per share, and one-half of one redeemable warrant to purchase one share of Class A common stock	SGHLU	The Nasdaq Global Market

Class A common stock, par value $0.0001 per share	SGHL	The Nasdaq Global Market

Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	SGHLW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

As previously reported in the Current Report on Form 8-K (the “Initial 8-K”) filed by Signal Hill Acquisition Corp. (the “Company”), on February 15, 2022, the Company consummated its initial public offering (the “IPO”) of 10,000,000 units (the “Units”). Each Unit consists of one share of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), and one-half of one redeemable warrant of the Company (the “Warrants”), with each whole Warrant entitling the holder thereof to purchase one whole share of Class A Common Stock at a price of $11.50 per share, subject to adjustment as provided in the Company’s registration statement on Form S-1, initially filed with the Securities and Exchange Commission on January 6, 2022, as later amended (File No. 333-262042)(the “Registration Statement”). The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $100,000,000.

As also reported on the Initial 8-K, simultaneously with the closing of the IPO, the Company completed the private sale (the “First Private Placement”) of private placement warrants (the “Private Placement Warrants”) to Signal Hill Acquisition Sponsor, LLC (the “Sponsor”) and certain initial stockholders, generating gross proceeds to the Company of $4,743,002. In addition, the Sponsor agreed to purchase additional Private Placement Warrants in another private placement (the “Second Private Placement,” and with the First Private Placement, the “Private Placements”) pursuant to that certain Amended and Restated Sponsor Private Placement Agreement, dated February 18, 2022, by and among the Company, the Sponsor, and Paul Roberts, for gross proceeds to the Company of $1,256,998.

On February 28, 2022, the Company completed the Second Private Placement, such that the aggregate amount of Private Placement Warrants sold in the Private Placements was 6,000,000 Private Placement Warrants, at a price of $1.00 per Private Placement Warrant, for aggregate gross proceeds of $6,000,000 being paid to the Company.

The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

The net proceeds from the IPO, together with certain of the proceeds from the First Private Placement, $102,000,000 in the aggregate, were placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Signal Hill Acquisition Corp.

Date: March 3, 2022	By:	/s/ Jonathan Bond
		Name:	Jonathan Bond
		Title:	Chief Executive Officer